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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934.


        Date of Report (Date of earliest event reported) January 6, 1998



                             2CONNECT EXPRESS, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


                                    FLORIDA
                        -------------------------------
                        (State or other jurisdiction of
                         incorporation or organization)



    000-22251                                                  65-0674664
-----------------                                        ---------------------
  (Commission                                              (I.R.S. Employer
   file number)                                            Identification No.)



1700 NW 65th Ave., Suite 4, Plantation, FL                       33313
-------------------------------------------              ---------------------
(Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code           (954) 797-7960
                                                         ---------------------


                                 NOT APPLICABLE
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                         if changed since last report)
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ITEM 3. BANKRUPTCY OR RECEIVERSHIP

On January 12, 1998, 2Connect Express, Inc. filed a petition in the United States Bankruptcy Court for the Southern District of Florida, Case No. 98-20169-BKC-RBR, assigned to Judge Raymond B. Ray, seeking reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"). 2Connect Express, Inc. is operating its business as a debtor-in-possession pursuant to the provisions of section 1107 and 1108 of the Bankruptcy Code.

Copies of the press release issued by 2Connect Express, Inc., issued on January 12, 1998, reporting the chapter 11 filing and related matters are filed as Exhibits hereto.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

  (c)   EXHIBITS

          Exhibit 99. Text of Press Release dated January 12, 1998


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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       2CONNECT EXPRESS, INC.
                                       -------------------------------------
                                       (Registrant)



Date: January 15, 1998                 /s/ THOMAS H. HICKS
----------------------                 ------------------------------------
                                       Thomas H. Hicks, President and Chief
                                       Executive Officer



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                                 EXHIBIT INDEX

Exhibit                       Description                          Sequentially
Number                                                             Numbered Page
-------                       -----------                          -------------

  99             Press Release dated January 12, 1998,                   6
                 Re: 2Connect Express, Inc., filing Chapter
                 11 petition in US Bankruptcy Court